Exhibit 10.3

FIRST AMENDMENT TO POOLING AGREEMENTS
(NOS. 1 THROUGH 11)
THIS FIRST AMENDMENT TO POOLING AGREEMENTS (this “Amendment”) is made as of November 8, 2017 by and among FVE Managers, Inc. (“Manager”) and the other parties listed on the signature pages hereto (each a “TRS” and collectively, “TRSes”).
RECITALS:
Manager and TRSes are parties to those certain Pooling Agreements identified with respect to such TRSes on the signature pages hereto (collectively, the “Pooling Agreements”). Capitalized terms used in this Amendment without definition have the meaning given therefor in the Pooling Agreements.
Manager and TRSes are entering into this Amendment pursuant to that certain Transaction Agreement dated November 8, 2017 by and between Senior Housing Properties Trust and Five Star Senior Living Inc.
NOW, THEREFORE, the parties agree as follows:
1.Section 5.01. Section 5.01 of each of the Pooling Agreements is amended and restated as follows:
“5.01    Shortfall. If in any period consisting of three (3) consecutive calendar years (commencing with calendar year 2017) the Aggregate TRS Priority Return for each of such three (3) years has not been paid in full (the aggregate amount of such shortfall, the “Priority Return Shortfall”), by notice given within sixty (60) days after receipt of the Aggregate Annual Statement for such third (3rd) year, TRSes may terminate all, but not less than all, of the Management Agreements identified on Schedule C. Prior to exercising the right to terminate, TRSes shall give Manager notice and, if within ten (10) days thereafter, Manager funds the Priority Return Shortfall together with interest accrued thereon at the Interest Rate (a “Manager Shortfall Advance”), TRSes shall not exercise the right to terminate, provided Manager may not exercise its right to fund the Priority Return Shortfall more frequently than once every four (4) years. Manager may recover any amounts paid by it as a Manager Shortfall Advance as provided in Section 3.01, provided that amounts not recovered during the four (4) calendar years following the year in which payment of a Manager Shortfall Advance was made shall be deemed waived and shall not be payable in any subsequent year.”
2.    Remainder of the Pooling Agreements Not Affected. The terms and provisions of each of the Pooling Agreements, as amended by this Amendment, remain in full force and effect without change.
[Signatures begin on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.
FVE MANAGERS, INC.

By:	/s/ Bruce J. Mackey Jr. Bruce J. Mackey Jr. President

With respect to Pooling Agreement No. 1 dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH SE ASHLEY RIVER TENANT LLC
SNH SE KINGS MTN TENANT LLC
SNH SE TENANT TRS, INC.
By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President
With respect to Pooling Agreement No. 2 dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH SE BURLINGTON TENANT LLC
SNH SE HABERSHAM SAVANNAH TENANT LLC
SNH SE HOLLY HILL TENANT LLC
SNH SE MOORESVILLE TENANT LLC
SNH SE N. MYRTLE BEACH TENANT LLC
SNH SE TENANT TRS, INC.
By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President

With respect to Pooling Agreement No. 3 dated as of June 29, 2016 (as amended to date) with an effective date of July 1, 2016:
SNH BRFL TENANT LLC
SNH CALI TENANT LLC
SNH CCMD TENANT LLC
SNH PLFL TENANT LLC
SNH SE BARRINGTON BOYNTON TENANT LLC
SNH SE TENANT TRS, INC.
By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President
With respect to Pooling Agreement No. 4 dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH SE DANIEL ISLAND TENANT LLC
SNH SE SG TENANT LLC
SNH SE TENANT TRS, INC.
SNH TEANECK TENANT LLC

By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President
With respect to Pooling Agreement No. 5, Pooling Agreement No. 6, and Pooling Agreement No. 7 each dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH SE TENANT TRS, INC.

By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President

With respect to Pooling Agreement No. 8 dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH AL AIMO TENANT, INC.

By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President
With respect to Pooling Agreement No. 9 dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH AL AIMO TENANT, INC.
SNH AL AIMO TENANT II, INC.
SNH AL TRS, INC.

By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President
With respect to Pooling Agreement No. 10 dated as of June 29, 2016 with an effective date of July 1, 2016:
SNH AL CRIMSON TENANT INC.
SNH AL TRS, INC.
SNH AL WILMINGTON TENANT INC.
SNH SE TENANT TRS, INC.
SNH AL CUMMING TENANT LLC

By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President

With respect to Pooling Agreement No. 11 with an effective date of December 15, 2016:

SNH AL GEORGIA TENANT LLC

By:     /s/ Richard W. Siedel, Jr.
    Richard W. Siedel, Jr.
    President